Exhibit 10.21

DATED

1st JULY 2020

Licence to Occupy on short term basis

relating to the area known as Lillian Goode Laboratory, David Evans Medical Research

Centre

between

NOTTINGHAM CITY HOSPITAL MEDICAL RESEARCH TRUST

and

ONCIMMUNE LIMITED

CONTENTS

CLAUSE

1

This licence is dated 1st July 2020

Parties

(1)	NOTTINGHAM CITY HOSPITAL MEDICAL RESEARCH TRUST whose principle office is at City Hospital Campus, Hucknall Road, Nottingham, NG5 1PB (Licensor)

(2)	ONCIMMUNE LIMITED incorporated and registered in England and Wales with company number 04606727 whose registered office is at MediCity D6 Building, 1 Thane Road, Nottingham NG90 6BH (Licensee)

Agreed terms

1.	Interpretation

The following definitions and rules of interpretation apply in this licence.

1.1	Definitions:

Common Parts: such roads, paths, entrance halls, corridors, lifts, staircases, landing and other means of access in or upon the Centre, the use of which is necessary for obtaining access to and egress from the Property as designated from time to time by the Licensor.

Competent Authority: any statutory undertaker or any statutory public local or other authority or regulatory body or any court of law or government department or any of them or any of their duly authorised officers.

Licence Fee: the amount of £3000 per annum exclusive of VAT

Licence Fee Commencement Date: 1st July 2020.

Licence Period: the period from and including 1st July 2020 until the date on which this licence is terminated in accordance with clause 4.

Necessary Consents: all planning permissions and all other consents, licences, permissions, certificates, authorisations and approvals whether of a public or private nature which shall be required by any Competent Authority for the Permitted Use.

Permitted Use: Storage and use of either a) three freezers or b) two freezers and one fridge.

Property: the land and buildings at David Evans Medical Research Centre, City Hospital Campus, Hucknall Road, Nottingham, NG5 which shall include all fixtures and fittings and plant and machinery thereon.

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Service Media: all media for the supply or removal of heat, electricity, gas, water, sewage, air-conditioning, energy, telecommunications, data and all other services and utilities and all structures, machinery and equipment ancillary to those media.

VAT: value added tax chargeable under the Value Added Tax Act 1994 and any similar replacement tax and any similar additional tax.

1.2	Clause, Schedule and paragraph headings shall not affect the interpretation of this licence.

1.3	A person includes a natural person, corporate or unincorporated body (whether or not having separate legal personality).

1.4	The Schedule forms part of this licence and shall have effect as if set out in full in the body of this licence. Any reference to this licence includes the Schedule.

1.5	Unless the context otherwise requires, words in the singular shall include the plural and in the plural shall include the singular.

1.6	Unless the context otherwise requires, a reference to one gender shall include a reference to the other genders.

1.7	A reference to laws in general is a reference to all local, national and directly applicable supra-national laws as amended, extended or re-enacted from time to time and shall include all subordinate laws made from time to time under them and all orders, notices, codes of practice and guidance made under them.

1.8	Unless otherwise specified, a reference to a statute or statutory provision is a reference to it as amended, extended or re-enacted from time to time and shall include all subordinate legislation made from time to time under that statute or statutory provision and all orders, notices, codes of practice and guidance made under it.

1.9	A reference to writing or written excludes fax and e-mail.

1.10	Any obligation on a party not to do something includes an obligation not to allow that thing to be done and an obligation to use best endeavours to prevent that thing being done by another person.

1.11	References to clauses and Schedules are to the clauses and Schedules of this licence and references to paragraphs are to paragraphs of the relevant Schedule.

1.12	Any words following the terms including, include, in particular, for example or any similar expression shall be construed as illustrative and shall not limit the sense of the words, description, definition, phrase or term preceding those terms.

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1.13	A working day is any day which is not a Saturday, a Sunday, a bank holiday or a public holiday in England.

2.	Licence to occupy

2.1	Subject to clause 3 and clause 4, the Licensor permits the Licensee to occupy the Property for the Permitted Use for the Licence Period in common with the Licensor and all others authorised by the Licensor (so far as is not inconsistent with the rights given to the Licensee to use the Property for the Permitted Use) together with the rights mentioned in the Schedule 1.

2.2	The Licensee acknowledges that:

(a)	the Licensee shall occupy the Property as a licensee and that no relationship of landlord and tenant is created between the Licensor and the Licensee by this licence;

(b)	the Licensor retains control, possession and management of the Property and the Licensee has no right to exclude the Licensor from the Property;

(c)	the licence to occupy granted by this agreement is personal to the Licensee and is not assignable and the rights given in clause 2 may only be exercised by the Licensee and its employees; and

(d)	without prejudice to its rights under clause 4, the Licensor shall be entitled at any time on giving not less than four weeks’ notice to require the Licensee to transfer to comparable space elsewhere within the Centre and the Licensee shall comply with such requirement.

3.	Licensee's obligations

The Licensee agrees and undertakes:

(a)	to pay to the Licensor the Licence Fee payable in two equal instalments without any deduction in advance on the first day of July and January of each year. The first instalment will be paid on signing of this License;

(b)	not to use the Property other than for the Permitted Use;

(c)	not to make any alteration or addition whatsoever to the Property;

(d)	not to display any advertisement, signboards, nameplate, inscription, flag, banner, placard, poster, signs or notices at the Property without the prior written consent of the Licensor such consent not to be unreasonably withheld or delayed;

(e)	not to do or permit to be done on the Property anything which is illegal or which may be or become a nuisance (whether actionable or not), annoyance, inconvenience or disturbance to the Licensor or to tenants or occupiers of the Property or any owner or occupier of neighbouring property;

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(f)	not to obstruct the Common Parts, make them dirty or untidy or leave any rubbish on them;

(g)	not to do anything that will or might constitute a breach of any Necessary Consents affecting the Property or which will or might vitiate in whole or in part any insurance effected by the Licensor in respect of the Property from time to time;

(h)	to comply with all laws and with any recommendations of the relevant suppliers relating to the supply and removal of electricity, gas, water, sewage, telecommunications and data and other services and utilities to or from the Property;

(i)	to observe any reasonable rules and regulations the Licensor makes and notifies to the Licensee from time to time governing the Licensee's use of the Property and the Common Parts;

(j)	to leave the Property in a clean and tidy condition and to remove the Licensee's furniture equipment and goods from the Property at the end of the Licence Period;

(k)	to indemnify the Licensor and keep the Licensor indemnified against all losses, claims, demands, actions, proceedings, damages, costs, expenses or other liability in any way arising from:

(i)	this licence;

(ii)	any breach of the Licensee's undertakings contained in clause 3; and/or

(iii)	the exercise of any rights given in clause 2;

4.	Termination

4.1	This licence shall end on the earliest of:

(a)	the expiry of any notice given by the Licensor to the Licensee at any time on breach of any of the Licensee's obligations contained in clause 3;

(b)	the expiry of not less than six months' notice given by the Licensor to the Licensee or by the Licensee to the Licensor.]

4.2	Termination of this licence shall not affect the rights of either party in connection with any breach of any obligation under this licence which existed at or before the date of termination.

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5.	Notices

5.1	Any notice given under this licence shall be in writing and shall be delivered by hand or sent by pre-paid first-class post or other next working day delivery service to the relevant party as follows:

(a)	to the Licensor at: David Evans Medical Research Centre, City Hospital Campus, Hucknall Road, Nottingham, NG5 1PB and marked for the attention of Dr Mark Devonald, Chair of the Board of Trustees; and

(b)	to the Licensee at: MediCity D6 Building, 1 Thane Road, Nottingham NG90 6BH and marked for the attention of Company Secretary; company.secretary@oncimmune.com,

or as otherwise specified by the relevant party by notice in writing to each other party.

5.2	Any notice given in accordance with clause 5.1 will be deemed to have been received:

(a)	if delivered by hand, on signature of a delivery receipt or at the time the notice is left at the proper address; or

(b)	if sent by pre-paid first-class post or other next working day delivery service, at 9.00 am on the second working day after posting.

5.3	A notice given under this licence shall not be validly given if sent by e-mail.

5.4	This clause does not apply to the service of any proceedings or other documents in any legal action or, where applicable, any arbitration or other method of dispute resolution.

6.	No warranties for use or condition

6.1	The Licensor gives no warranty that the Property possesses the Necessary Consents for the Permitted Use.

6.2	The Licensor gives no warranty that the Property is physically fit for the purposes specified in clause 2.

6.3	The Licensee acknowledges that it does not rely on, and shall have no remedies in respect of, any representation or warranty (whether made innocently or negligently) that may have been made by or on behalf of the Licensor before the date of this licence as to any of the matters mentioned in clause 6.1 or clause 6.2.

6.4	Nothing in this clause shall limit or exclude any liability for fraud.

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7.	Limitation of Licensor's liability

7.1	Subject to clause 7.2, the Licensor is not liable for:

(a)	the death of, or injury to the Licensee, its employees, customers or invitees to the Property; or

(b)	damage to any property of the Licensee or that of the Licensee's employees, customers or other invitees to the Property; or

(c)	any losses, claims, demands, actions, proceedings, damages, costs or expenses or other liability incurred by Licensee or the Licensee's employees, customers or other invitees to the Property in the exercise or purported exercise of the rights granted by clause 2.

7.2	Nothing in clause 7.1 shall limit or exclude the Licensor's liability for:

(a)	death or personal injury or damage to property caused by negligence on the part of the Licensor or its employees or agents; or

(b)	any matter in respect of which it would be unlawful for the Licensor to exclude or restrict liability.

8.	Third party rights

A person who is not a party to this licence shall not have any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this licence.

9.	Governing law

This licence and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the law of England and Wales.

10.	Jurisdiction

Each party irrevocably agrees that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim arising out of or in connection with this licence or its subject matter or formation (including non-contractual disputes or claims).

This licence has been entered into on the date stated at the beginning of it.

(signature page follows)

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Signed by

for and on behalf of Nottingham City Hospital Medical Research Trust	Trustee

5/8/20

Date

Signed by Dr Adam Hill

for and on behalf of Oncimmune Limited	Director

Aug 7, 2020

Date

8

10th AUG 2023

Amended and Restated

Licence to Occupy on short term basis

relating to the area known as Lillian Goode Laboratory, David Evans Medical Research
Centre

between

NOTTINGHAM UNIVERSITY HOSPITALS NHS TRUST

And

FREENOME LIMITED

CONTENTS

CLAUSE

SCHEDULE

Schedule 1	Rights granted to Licensee	10

This Amended and Restated Licence to Occupy on Short Term Basis Agreement (together with the Existing Agreement (as defined below), shall be collectively referred to herein as the “Agreement”) effective as of August 10, 2023 (“Amendment Date”), and is entered into by and between Licensor and Licensee (each party, as defined below). The parties entered into the Licence to Occupy on Short Term Basis Agreement dated July 1, 2020 (“Existing Agreement”) for Licensor to provide certain storage and freezer services to Licensee under the terms and conditions of the Existing Agreement. Licensor and Licensee desire to amend and restate the Existing Agreement as set forth in this Agreement to update each party’s company name and Notice information.

This licence is dated 1st July 2020

Parties

(1)	NOTTINGHAM UNIVERSITY HOSPITALS NHS TRUST whose principle office is at City Hospital Campus, Hucknall Road, Nottingham, NG5 1PB (“Licensor”)

(2)	FREENOME LIMITED incorporated and registered in England and Wales with company number 4606727 whose registered office is at MediCity D6 Building, 1 Thane Road, Nottingham NG90 6BH (“Licensee”)

Agreed terms

1.	Interpretation

The following definitions and rules of interpretation apply in this licence.

1.1	Definitions:

“Common Parts”: such roads, paths, entrance halls, corridors, lifts, staircases, landing and other means of access in or upon the Centre, the use of which is necessary for obtaining access to and egress from the Property as designated from time to time by the Licensor.

“Competent Authority”: any statutory undertaker or any statutory public local or other authority or regulatory body or any court of law or government department or any of them or any of their duly authorised officers.

“Licence Fee”: the amount of £3000 per annum exclusive of VAT.

“Licence Fee Commencement Date”: 1st July 2020.

“Licence Period”: the period from and including 1st July 2020 until the date on which this licence is determined in accordance with clause 4.

“Necessary Consents”: all planning permissions and all other consents, licences, permissions, certificates, authorisations and approvals whether of a public or private nature which shall be required by any Competent Authority for the Permitted Use.

“Permitted Use”: Storage and use of either a) three freezers or b) 2 freezers and 1 large fridge.

“Property”: the land and buildings at David Evans Medical Research Centre, City Hospital Campus, Hucknall Road, Nottingham, NG5 which shall include all fixtures and fittings and plant and machinery thereon.

“Service Media”: all media for the supply or removal of heat, electricity, gas, water, sewage, air-conditioning, energy, telecommunications, data and all other services and utilities and all structures, machinery and equipment ancillary to those media.

“VAT”: value added tax chargeable under the Value Added Tax Act 1994 and any similar replacement tax and any similar additional tax.

1.2	Clause, Schedule and paragraph headings shall not affect the interpretation of this licence.

1.3	A “person” includes a natural person, corporate or unincorporated body (whether or not having separate legal personality).

1.4	The Schedule forms part of this licence and shall have effect as if set out in full in the body of this licence. Any reference to this licence includes the Schedule.

1.5	Unless the context otherwise requires, words in the singular shall include the plural and in the plural shall include the singular.

1.6	Unless the context otherwise requires, a reference to one gender shall include a reference to the other genders.

1.7	A reference to laws in general is a reference to all local, national and directly applicable supra-national laws as amended, extended or re-enacted from time to time and shall include all subordinate laws made from time to time under them and all orders, notices, codes of practice and guidance made under them.

1.8	Unless otherwise specified, a reference to a statute or statutory provision is a reference to it as amended, extended or re-enacted from time to time and shall include all subordinate legislation made from time to time under that statute or statutory provision and all orders, notices, codes of practice and guidance made under it.

1.9	A reference to “writing” or “written” excludes fax and e-mail.

1.10	Any obligation on a party not to do something includes an obligation not to allow that thing to be done and an obligation to use best endeavours to prevent that thing being done by another person.

1.11	References to clauses and Schedules are to the clauses and Schedules of this licence and references to paragraphs are to paragraphs of the relevant Schedule.

1.12	Any words following the terms “including”, “include”, “in particular”, “for example” or any similar expression shall be construed as illustrative and shall not limit the sense of the words, description, definition, phrase or term preceding those terms.

1.13	A “working day” is any day which is not a Saturday, a Sunday, a bank holiday or a public holiday in England.

2.	Licence to occupy

2.1	Subject to clause 3 and clause 4, the Licensor permits the Licensee to occupy the Property for the Permitted Use for the Licence Period in common with the Licensor and all others authorised by the Licensor (so far as is not inconsistent with the rights given to the Licensee to use the Property for the Permitted Use) together with the rights mentioned in the Schedule 1.

2.2	The date of this Agreement is 1st July 2020 (“Effective Date”). Notwithstanding the Effective Date, the terms of this Agreement shall be applied retrospectively from the date of Signature of the Existing Agreement (“Execution Date”) to the Effective Date. All work carried out under this Agreement and any subsequent amendments to it between the Effective Date and the Execution Date, shall be applied retrospectively and the Licensor grants retrospective consent to the Licensee on the terms set out in this licence to carry out the Permitted Use.

2.3	The Licensee acknowledges that:

(a)	the Licensee shall occupy the Property as a licensee and that no relationship of landlord and tenant is created between the Licensor and the Licensee by this licence;

(b)	the Licensor retains control, possession and management of the Property and the Licensee has no right to exclude the Licensor from the Property;

(c)	the licence to occupy granted by this agreement is personal to the Licensee and is not assignable and the rights given in clause 2 may only be exercised by the Licensee and its employees; and

(d)	without prejudice to its rights under clause 4, the Licensor shall be entitled at any time on giving not less than four weeks’ notice to require the Licensee to transfer to comparable space elsewhere within the Centre and the Licensee shall comply with such requirement.

3.	Licensee’s obligations

The Licensee agrees and undertakes:

(a)	to pay:

(i)	to the Licensor the Licence Fee payable in two equal instalments without any deduction in advance on the first day of July and January of each year. The first instalment will be paid on signing of this License;

(b)	not to use the Property other than for the Permitted Use;

(c)	not to make any alteration or addition whatsoever to the Property;

(d)	not to display any advertisement, signboards, nameplate, inscription, flag, banner, placard, poster, signs or notices at the Property without the prior written consent of the Licensor such consent not to be unreasonably withheld or delayed;

(e)	not to do or permit to be done on the Property anything which is illegal or which may be or become a nuisance (whether actionable or not), annoyance, inconvenience or disturbance to the Licensor or to tenants or occupiers of the Centre or any owner or occupier of neighbouring property;

(f)	not to obstruct the Common Parts, make them dirty or untidy or leave any rubbish on them;

(g)	not to do anything that will or might constitute a breach of any Necessary Consents affecting the Property or which will or might vitiate in whole or in part any insurance effected by the Licensor in respect of the Property from time to time;

(h)	to comply with all laws and with any recommendations of the relevant suppliers relating to the supply and removal of electricity, gas, water, sewage, telecommunications and data and other services and utilities to or from the Property;

(i)	to observe any reasonable rules and regulations the Licensor makes and notifies to the Licensee from time to time governing the Licensee’s use of the Property and the Common Parts;

(j)	to leave the Property in a clean and tidy condition and to remove the Licensee’s furniture equipment and goods from the Property at the end of the Licence Period;

(k)	to indemnify the Licensor and keep the Licensor indemnified against all losses, claims, demands, actions, proceedings, damages, costs, expenses or other liability in any way arising from:

(i)	this licence;

(ii)	any breach of the Licensee’s undertakings contained in clause 3; and/or

(iii)	the exercise of any rights given in clause 2;

4.	Termination

4.1	This licence shall end on the earliest of:

(a)	the expiry of any notice given by the Licensor to the Licensee at any time on breach of any of the Licensee’s obligations contained in clause 3;

(b)	the expiry of not less than six months’ notice given by the Licensor to the Licensee or by the Licensee to the Licensor.

4.2	Termination of this licence shall not affect the rights of either party in connection with any breach of any obligation under this licence which existed at or before the date of termination.

5.	Notices

5.1	Any notice given under this licence shall be in writing and shall be delivered by hand or sent by pre-paid first-class post or other next working day delivery service to the relevant party as follows:

(a)	to the Licensor at: David Evans Medical Research Centre, City Hospital Campus, Hucknall Road, Nottingham, NG5 1PB and marked for the attention of Natasha Hill (Natasha.Hill@nuh.nhs.uk), Bioresource Operations Manager; and

(b)	to the Licensee at: MediCity D6 Building, 1 Thane Road, Nottingham NG90 6BH and marked for the attention of Legal; legal@freenome.com,

or as otherwise specified by the relevant party by notice in writing to each other party.

5.2	Any notice given in accordance with clause 5.1 will be deemed to have been received:

(a)	if delivered by hand, on signature of a delivery receipt or at the time the notice is left at the proper address; or

(b)	if sent by pre-paid first-class post or other next working day delivery service, at 9.00 am on the second working day after posting.

5.3	A notice given under this licence shall not be validly given if sent by e-mail.

5.4	This clause does not apply to the service of any proceedings or other documents in any legal action or, where applicable, any arbitration or other method of dispute resolution.

6.	No warranties for use or condition

6.1	The Licensor gives no warranty that the Property possesses the Necessary Consents for the Permitted Use.

6.2	The Licensor gives no warranty that the Property is physically fit for the purposes specified in clause 2.

6.3	The Licensee acknowledges that it does not rely on, and shall have no remedies in respect of, any representation or warranty (whether made innocently or negligently) that may have been made by or on behalf of the Licensor before the date of this licence as to any of the matters mentioned in clause 6.1 or clause 6.2.

6.4	Nothing in this clause shall limit or exclude any liability for fraud.

7.	Limitation of Licensor’s liability

7.1	Subject to clause 7.2, the Licensor is not liable for:

(a)	the death of, or injury to the Licensee, its employees, customers or invitees to the Property; or

(b)	damage to any property of the Licensee or that of the Licensee’s employees, customers or other invitees to the Property; or

(c)	any losses, claims, demands, actions, proceedings, damages, costs or expenses or other liability incurred by Licensee or the Licensee’s employees, customers or other invitees to the Property in the exercise or purported exercise of the rights granted by clause 2.

7.2	Nothing in clause 7.1 shall limit or exclude the Licensor’s liability for:

(a)	death or personal injury or damage to property caused by negligence on the part of the Licensor or its employees or agents; or

(b)	any matter in respect of which it would be unlawful for the Licensor to exclude or restrict liability.

8.	Third party rights

A person who is not a party to this licence shall not have any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this licence.

9.	Governing law

This licence and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the law of England and Wales.

10.	Jurisdiction

Each party irrevocably agrees that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim arising out of or in connection with this licence or its subject matter or formation (including non-contractual disputes or claims).

This licence has been entered into on the date stated at the beginning of it.

(signature page follows)

Signed by

for and on behalf of Nottingham University Hospitals	Head of Research Operations

Signed by Mike Nolan

for and on behalf of Freenome Limited	Director

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